485APOS

Arbitrage Funds (CIK 0001105076)

This submission is being made solely to obtain identifiers for shares of the following Series which are being registered.

☐ AltShares Merger Arbitrage ETF

☐ AltShares Event-Driven ETF

Any questions on this submission should be directed to Jon Hickey of the Arbitrage Funds, telephone number 646.727.4446.